Exhibit 99.2

(NYSE: WAL) January 24, 2014 Western Alliance Bancorporation 4th Quarter Earnings Call

Q4 2013 Financial Performance o Continued Income Growth – Net income of $31.4 million, compared to $28.2 million for the third quarter 2013 and $32.1 million for the fourth quarter 2012 – Net income of $29.8 million for the fourth quarter 2013, excluding the following items net of tax effects: $3.7 million tax benefit related to the Western Liberty acquisition, $1.3 million net gain on repossessed assets, $1.3 million loss from debt valuation adjustments and securities gains, $1.2 million merger/restructure expenses and $0.9 million net loss on extinguishment of debt – Earnings per share of $0.36, compared to $0.32 per share in the third quarter 2013 and $0.37 per share in the fourth quarter 2012 – Earnings per share of $0.34 for the fourth quarter 2013, excluding the following items net of tax effects: $0.04 tax benefit related to the Western Liberty acquisition, $0.02 net gain on repossessed assets, $0.02 loss from debt valuation adjustments and securities gains, $0.01 merger/restructure expenses and $0.01 net loss on extinguishment of debt – Net Interest Margin of 4.44%, compared to 4.41% in Q3 2013 and 4.55% in Q4 2012 – Return on Assets of 1.30% and Return on Tangible Common Equity of 17.21%, compared to 0.99% and 12.77%, respectively, in Q4 2012, excluding the items enumerated above and for the prior year Note: Capital ratios are estimates until the Call Report is filed Page 2

Q4 2013 Financial Performance o Sustained Balance Sheet Growth − Total assets of $9.31 billion, up $386 million from $8.92 billion in Q3 2013 and $1.68 billion from $7.62 billion in Q4 2012 − Total loans of $6.80 billion, up $285 million from $6.52 billion in Q3 2013 and $1.09 billion from $5.71 billion in Q4 2012 − Total deposits of $7.84 billion, up $563 million from $7.28 billion in Q3 2013 and $1.38 billion from $6.46 billion in Q4 2012 o Asset Quality – Annualized Net Loan Charge-Offs to Average Loans of 0.13%, compared to Net Loan Recoveries of 0.10% in Q3 2013 and Charge-Offs of 0.99% in Q4 2012 – Non-Performing Assets to Total Assets of 1.5%, down from 1.7% in Q3 2013 and 2.4% in Q4 2012 – Repossessed assets (primarily ORE) of $66.7 million, down from $76.5 million in Q3 2013 and $77.2 million in Q4 2012 o Capital – Tier 1 Leveraged Capital Ratio of 9.8% and Total Risk Based Capital Ratio of 12.6%, compared to 10.1% and 12.6%, respectively, in Q4 2012 – Tangible Book Value/Share of $7.89, compared to $7.57 in Q3 2013 and $6.84 in Q4 2012 Page 3 Note: Capital ratios are estimates until the Call Report is filed

Financial Performance: 2012 - 2013 $ in millions $134.0 $161.1 $100 $125 $150 $175 2012 2013 $290.3 $332.9 $200 $250 $300 $350 2012 2013 $178.4 $192.9 $150 $175 $200 $225 2012 2013 Net Interest Income Pre Tax Pre Provision Income Operating Expense Note: Operating Expenses exclude goodwill impairment, merger-related expenses and gains/losses on sale of repossessed assets. Page 4 $72.8 $114.5 $0 $30 $60 $90 $120 $150 2012 2013 1.01% 12.37% 1.35% 16.67% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% ROA ROTCE 2012 2013 Net Income Net Charge Offs and Non Performing Assets Return on Assets and Tangible Common Equity 0.99% 2.39% 1.54% 0.0% 1.0% 2.0% 3.0% NCO NPA 2012 2013 0.14% $1,948 $2,085 $2,174 $2,235 $2,478 $1,397 $1,414 $1,550 $1,551 $1,562 $1,499 $1,532 $1,833 $1,856 $1,832 $471 $443 $438 $414 $393 $394 $381 $417 $460 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13

Loan Growth and Portfolio Composition $ in millions $1.09 Billion Year Over Year Growth Commercial & Industrial CRE, Owner Occupied CRE, Non- Owner Occupied Construction & Land Residential and Consumer Year Over Year Highlights $5,709 $5,855 $6,412 $6,516 $6,801 Growth +146 +557 +104 +285 Page 5 $536 o Total loans up over 19% year over year , led by C&I (27%) and CRE Non-Owner Occupied (22%) o Construction & Land loans are now 8% of the portfolio o As planned, the Residential portfolio continues to run off

Deposit Growth and Composition $ in millions $1.38 Billion Year Over Year Growth Savings & MMDA NOW CDs Non-Int Bearing DDA $1,933 $1,930 $1,920 $1,972 $2,200 $2,574 $2,827 $2,945 $3,050 $3,310 $582 $620 $631 $674 $710 $1,366 $1,358 $1,505 $1,579 $1,618 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $6,455 $6,735 $7,001 $7,275 $7,838 Growth +280 +266 +274 +563 Year Over Year Highlights Page 6 o Deposits up 21% year over year o Most growth generated in Savings & MMDA (29%) o DDA up 14% year over year $74 $74 $68 $67 $56 $105 $94 $81 $75 $75 $97 $84 $71 $78 $79 $98 $122 $115 $103 $93 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13

Adversely Graded Loans and Non-Performing Assets $ in millions Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 OREO Non-Performing Loans Classified Accruing Loans Special Mention Loans $125 $20 Organic Acquired* Q4 2012 – Q4 2013 NPA’s Adversely Graded Loans * Net of Centennial and Western Liberty credit and rate mark discounts of $49 million Page 7 $304 $111 Accruing TDRs total $90 million as of 12/31/2013 $374 $374 $335 $323 $98 $110

Consolidated Balance Sheet $ in millions * Net of tax Page 8 o Total assets increased 22.1%, or $1.7 billion year over year o Allowance for Credit Losses rose modestly from $95 million to $100 million, as loans grew o Tangible Common Equity increased 16.4%, or $97 million o Tangible Book Value/Share increased $1.05/share to $7.89 Year Over Year Highlights Q4-13 Q3 - 13 Q4-12 Investments & Cash 1,995 $ 1,880 $ 1,441 $ Total Loans 6,801 6,516 5,709 Allowance for Credit Losses (100) (98) (95) Other Assets 611 623 568 Total Assets 9,307 $ 8,921 $ 7,623 $ Deposits 7,838 $ 7,275 $ 6,455 $ Other Liabilities 614 820 408 Total Liabilities 8,452 $ 8,095 $ 6,863 $ Shareholders' Equity 855 826 760 Total Liabilities and Equity 9,307 $ 8,921 $ 7,623 $ Tangible Common Equity* 688 $ 659 $ 591 $ Tangible Common Equity Ratio 7.4% 7.4% 7.8% Tangible Book Value/Share 7.89 $ 7.57 $ 6.84 $ EOP Shares outstanding (mils) 87.2 87.1 86.5

Consolidated Financial Results Year Over Year Highlights o Debt valuation loss and securities gains/losses are due to market appreciation on outstanding trust preferred securities o Net loss on extinguishment of debt due to repurchase of $10.1 million of senior notes o Q4 2014 Income tax expense decreased as a result of increased deductibility of credit losses from Western Liberty $ in millions except EPS Page 9 Q4-13 Q3 - 13 Q4-12 Net Interest Income 90.0 $ 84.6 $ 77.5 $ Operating Non Interest Income 5.2 5.8 5.1 Total Revenue 95.2 $ 90.4 $ 82.5 $ Operating Expenses (51.4) (48.3) (45.8) Pre-Tax, Pre-Provision Income 43.8 $ 42.1 $ 36.8 $ Provision for Credit Losses (4.3) 0.0 (11.5) Gain/(Loss) on Repossessed Assets 2.2 (0.4) (0.5) Debt Valuation Adjustments and Securities Gains/Losses (2.3) (1.7) 1.4 Bargain Purchase Gain 0.0 0.0 17.6 Net Loss on Extinguishment of Debt (1.4) 0.0 0.0 Merger/Restructure Expenses (1.9) (1.0) (2.7) Amortization of Affordable Housing and Other Items (1.7) (1.5) 0.3 Pre-Tax Income 34.4 $ 37.5 $ 41.4 $ Income Tax (2.3) (9.3) (7.5) Discontinued Operations (0.7) 0.0 (1.8) Net Income 31.4 $ 28.2 $ 32.1 $ Preferred Dividend (0.4) (0.4) (0.4) Net Income Available to Common 31.0 $ 27.8 $ 31.7 $ Earnings Per Share 0.36 $ 0.32 $ 0.37 $

EPS Walkforward: Reported to Operating EPS Components of Changes in Earnings Per Share $0.02 ($0.02) ($0.04) $0.01 $0.01 $0.36 Q4 2013 Operating EPS Net Gain on Repossessed Assets Tax Reduction from WLBC Q4 2013 Reported EPS Debt Valuation Loss and Securities Gains Merger/ Restructure Expenses $0.34 Net Loss on Extinguishment of Debt Page 10

$30.1 $29.3 $30.7 $31.9 $31.0 4.50% 4.16% 4.25% 4.44% 4.25% 4.0% 4.2% 4.4% 4.6% 4.8% 5.0% 5.2% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $26.7 $26.6 $32.5 $33.8 $37.3 4.58% 4.42% 4.74% 4.73% 4.81% $15 $19 $23 $27 $31 $35 $39 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $22.2 $20.8 $20.6 $21.1 $23.1 5.07% 4.72% 4.64% 4.65% 4.66% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $77.5 $76.2 $82.2 $84.6 $90.0 4.55% 4.36% 4.36% 4.41% 4.44% 4.0% 4.2% 4.4% 4.6% 4.8% 5.0% 5.2% $65 $70 $75 $80 $85 $90 $95 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13   Net Interest Income and NIM $ in millions Bank of Nevada Torrey Pines Bank WAL Consolidated Note: Net Interest Margin is reported on a tax-equivalent basis and excludes the interest income and loan balances of held for sale loans Page 11 Western Alliance Bank

$5.7 $5.9 $6.4 $6.5 $6.8 5.60% 5.42% 5.40% 5.44% 5.48% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $205 $422 $249 $381 $307 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $1.2 $1.3 $1.3 $1.4 $1.7 3.25% 3.21% 2.92% 3.01% 3.11% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $4.5 $4.8 $5.1 $5.3 $5.6 0.35% 0.32% 0.32% 0.33% 0.33% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13   WAL Consolidated Net Interest Drivers $ in billions Cash and Due from Banks $205 $422 $249 $381 $307 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Loans and Yield 5.7 5.9 6.4 6.5 6.8 5.60 5.42 5.40 5.44 5.48 Total Investments and Yield 3.25 3.21 2.92 3.01 3.11 1.2 1.3 1.4 1.7 Interest Bearing Deposits and Cost .035 .32 0.32 0.33 0.33 4.5 4.8 5.1 5.3 5.6 $ in millions Page 12

Operating Expense and Efficiency Ratio $ in millions $16.8 $17.4 $17.3 $17.8 $18.8 45.5% 50.5% 48.0% 47.1% 51.4% 35% 40% 45% 50% 55% 60% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $13.1 $13.1 $14.7 $15.2 $17.0 45.2% 45.1% 42.0% 40.8% 42.3% $5 $10 $15 $20 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $11.1 $12.0 $12.0 $11.9 $12.6 46.3% 53.1% 54.2% 53.0% 50.7% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $45.8 $46.2 $47.0 $48.3 $51.4 53.5% 54.6% 52.2% 51.6% 51.9% 40% 45% 50% 55% 60% $35 $40 $45 $50 $55 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Western Alliance Bank Bank of Nevada Torrey Pines Bank Note: Operating Expenses exclude merger-related expenses and gains/losses on repossessed assets. Page 13 WAL Consolidated

Pre-Tax Pre-Provision Income / ROA $ in millions $16.7 $15.3 $17.3 $18.4 $16.9 2.31% 1.93% 2.12% 2.22% 2.02% 1.5% 2.0% 2.5% 3.0% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $15.2 $15.3 $19.5 $21.1 $22.2 2.38% 2.36% 2.62% 2.68% 2.62% $0 $5 $10 $15 $20 $25 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $12.2 $9.9 $9.7 $9.9 $11.5 2.51% 2.03% 1.98% 2.00% 2.10% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $36.8 $35.1 $40.1 $42.1 $43.8 1.93% 1.81% 1.92% 1.94% 1.92% 1.5% 2.0% 2.5% 3.0% $20 $25 $30 $35 $40 $45 $50 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Western Alliance Bank Bank of Nevada Torrey Pines Bank Note: Pre-Tax Pre-Provision Income excludes gains/losses on repossessed assets, debt valuation adjustments and securities gains, merger/restructure expenses, and net loss on extinguishment of debt Page 14 WAL Consolidated

Net Income and ROA $ in millions $7.6 $10.7 $12.7 $16.3 $10.7 0.99% 1.34% 1.55% 1.96% 1.28% 0.0% 0.5% 1.0% 1.5% 2.0% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $10.4 $8.5 $12.0 $9.8 $12.2 1.63% 1.31% 1.61% 1.24% 1.45% $0 $5 $10 $15 $20 $25 $30 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $5.2 $6.3 $5.8 $4.6 $4.9 0.70% 1.30% 1.16% 0.90% 0.91% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $18.9 $21.0 $27.7 $28.2 $29.8 0.99% 1.08% 1.23% 1.30% 1.30% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% $0 $5 $10 $15 $20 $25 $30 $35 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Western Alliance Bank Bank of Nevada Torrey Pines Bank Page 15 Note: Net Income excludes tax reduction from WLBC, gains/losses on repossessed assets, debt valuation adjustments and securities gains, merger/restructure expenses, and net loss on extinguishment of debt WAL Consolidated

Composition of Pass Credits and Loan Grades 12/31/12 High Pass $1,504 Pass $3,887 Special Mention $104 Classified $215 Wtd Grade 4.16 Total Loans $5,709 million Pass Credits and Loan Grades Q4 2012 – Q4 2013 Composition of Pass Credits and Loan Grades 12/31/13 High Pass $1,852 Pass $4,616 Special Mention $130 Classified $203 Wtd Grade 4.10 Total Loans $6,801 million + + = $354 -$5 $498 $231 -$53 $41 Organic Loan Growth Centennial and Western Liberty Loans High Pass Pass Special Mention Classified $796 $296 Page 16

13.5 5.4 2.7 (1.5) 2.1 3.2 2.7 3.1 4.8 2.4 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 $13.5 0.99% 0.38% 0.17% -0.10% 0.13% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Affinity Card Mark to Fair Value ($2.6 mil) WAB TPB BON Net Charge-Off Rate $2.7 Net Charge-Offs and Provision Q4 2012 – Q4 2013 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Net Charge-Offs and Charge-Off Rate Loan Provision $11.5 $5.4 $4.3 Gross Charge Offs, Recoveries and Net Charge Offs Recoveries Net Charge-Offs Page 17 $16.7 $8.1 $5.8 $3.3 $5.4 $4.5 -$1.5 $2.1 $3.5 $0.0

Allowance for Credit Losses at 12/31/13 Page 18 Effect of No Reserve for Acquired Loans Reported Less: Acquired Loans* Adjusted Al lowance for Loan Losses 100 $ 100 $ Total Loans 6,801 $ 373 $ 6,428 $ Ratio 1.47% 1.56% Effect of Acquired Loans Booked at Discount Reported Plus: Credit Discount* Adjusted Al lowance for Loan Losses 100 $ 28 $ 128 $ Total Loans 6,801 $ 28 $ 6,829 $ Ratio 1.47% 1.87% * Western Liberty and Centennial

$2.4 $2.4 $2.1 $5.3 $26.0 $67.1 $126.9 $99.0 $64.7 $5.3 $2.9 $2.0 $0.2 $0.2 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Charge-Offs by Origination Vintage 2000-2013 $12.2 charge offs (3.0% of total) $383.7 charge offs (94.4% of total) $10.6 charge offs (2.6% of total)  Charge-Offs By Vintage and Remaining Balances $ in millions $6.9 $15.7 $21.9 $72.6 $162.8 $309.8 $297.0 $461.6 $401.2 $294.0 $397.9 $768.5 $1,456.9 $2,086.0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Remaining Balances by Vintage 2000-2013 $117.1 outstanding balances (1.7% of total) $1,632 outstanding balances (24.2% of total) $5,003 outstanding balances (74.1% of total) Page 19

12.6% 12.6% 12.0% 12.5% 12.6% 8.6% 8.6% 8.3% 8.8% 8.9% 11.3% 11.3% 10.8% 11.2% 11.4% 10.1% 10.1% 9.9% 10.0% 9.8% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Total RBC Tier 1 Common Tier 1 RBC Tier 1 Leverage Capital Q4 2012 – Q4 2013 Regulatory Ratios Page 20 o Capital remains strong while asset growth has been robust due to sustained increases in earnings o Tier 1 Capital rose to $891 million at 12/31/2013 from $768 million one year ago

 Tangible Book Value and ROTCE Q4 2012 - Q4 2013 Page 21 $6.84 $7.04 $7.26 $7.57 $7.89 12.8% 13.9% 16.5% 17.1% 17.2% 8.0% 13.0% 18.0% 23.0% 28.0% $4.00 $6.00 $8.00 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 TBV/Share ROTCE * * * * After adjusting for bank acquisitions and other non-recurring items

Outlook 1st Quarter 2014 o Balance Sheet Growth o Interest Margin o Operating Efficiency o Asset Quality Page 22

Question & Answer  WAL Q4 2013 Earnings Presentation Page 23

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding guidance or expectations relating to balance sheet growth, interest margin, operating efficiency, asset quality, and regulatory capital. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. Page 24